UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

PREMCOR INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-16827

Delaware	43-1851087
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 East Putnam Avenue
Suite 400	06870
Old Greenwich, Connecticut	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 698-7500

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press release dated October 28, 2003

Item 12. Disclosure of Results of Operations and Financial Condition

On October 28, 2003, Premcor Inc. issued a press release announcing it’s operating results for the third quarter and nine months ended September 30, 2003. A copy of the press release is furnished hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Premcor Inc.
(Registrant)

/s/ Dennis R. Eichholz

Dennis R. Eichholz
Controller (principal accounting officer and duly authorized officer)

October 28, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 28, 2003